SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:                  August 30, 1996
                        ---------------------------------
                        (Date of earliest event reported)



                                 MGI PROPERTIES
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Massachusetts                 1-6833                  04-6268740
- ------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)           Identification
                                                             Number)



                One Winthrop Square, Boston, Massachusetts 02110
               (Address of Principal executive offices) (Zip Code)



Registrant's telephone number, including area code:         (617) 422-6000
                                                       ------------------------





           This report consists of three consecutively numbered pages.


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Item 2.  Acquisition or Disposition of Assets.

         On August 30, 1996, MGI Properties acquired a 100,000 square-foot research and development industrial building located at Forge Park in Franklin, Massachusetts. MGI purchased the building from Prudential Insurance Company of America for $5,060,000, which consisted of $4,500,000 from advances under the Trust's lines of credit and $560,000 from available cash. The property is 100% leased to and occupied by Thermo Instrument Systems Inc., which is publicly-traded on the American Stock Exchange, through January 31, 2006. The lease, which was executed in February 1996, provides for rents at an average rate of $5.94 per square foot where the tenant pays for property operating expenses, real estate tax and insurance.

         Forge Park is a 360-acre, master-planned business park positioned at the intersection of Route 140 and Interstate 495 in Franklin, Massachusetts, approximately thirty miles southwest of downtown Boston. MGI owns two other properties in the park. The park is located in the Interstate 495 South industrial/flex submarket, which comprises 7,800,000 square feet in 70 buildings, with a vacancy rate of approximately 8%. The Interstate 495 South market is an attractive market for both industrial research and development and distribution properties primarily due to the excellent highway system (Interstate 495, Interstate 95, Interstate 90 and Route 24), reasonable rental rates, growing, quality residential communities and access to a large labor pool both in southeastern Massachusetts and Rhode Island. Comparative rents in the marketplace, including three lease transactions executed during 1996 in Forge Park, indicate that market rent for Forge Park range from $5 to $6 per square foot "as is", with any additional tenant improvements amortized over the term. As of this date, the buildings in Forge Park are virtually full.

         Certain matters discussed in this report are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the Risk Factors referred to in Registrant's Form 10-Q report for the quarter ended May 31, 1996 and in the Item 1 discussion of the Registrant's Business in its Form 10-K report for the year ended November 30, 1995 under the captions entitled "Environmental Matters" and "Competition, Regulation and Other Factors."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a), (b) Financial Statements of properties acquired and Pro Forma Financial Information will be filed on Form 8-K/A as soon as practicable, but not later than November 15, 1996, as it is currently impracticable to file such information.

         (c)       Exhibits

         1. Purchase and Sale Agreement, dated as of July 3, 1996, by and between Prudential Realty Acquisition Fund II Limited Partnership and MGI Properties, a Massachusetts business trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    September        , 1996
         -----------------------         --------------------------------------
                                         Phillip C. Vitali
                                         Executive Vice President and Treasurer
                                         (Chief Financial Officer)




Date:    September       , 1996
         -----------------------         --------------------------------------
                                         David P. Morency
                                         Controller
                                         (Principal Accounting Officer)

                            REAL ESTATE SALE CONTRACT

                                  8 FORGE PARK
                                  FRANKLIN, MA


1. PARTIES: PRUDENTIAL REALTY ACQUISITION FUND II LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at c/o Prudential Real Estate Investors, 51 JFK Parkway, Short Hills, NJ 07078 ("PREI"),
         Attention: Gary H. Picone, V.P. and Ellen T. Kendall, Assistant General Counsel ("Seller"), with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention: Daniel J. Mullen, Esq., and MGI PROPERTIES, a Massachusetts business trust having an office at 30 Rowes Wharf, Boston, Massachusetts 02110 ("Buyer"), with a copy to Olshan, Grundman, Frome & Rosenweig, 505 Park Avenue, New York, New York 10022, Attention: Neil Grundman, Esq. Seller agrees to sell to Buyer and Buyer agrees to buy from Seller all of Seller's right, title and interest in and to the Property (as defined in Section 2 below) for the consideration and upon and subject to the terms, provisions, and conditions hereinafter set forth.

2. PROPERTY: A certain parcel of unregistered and registered land situated in Franklin, County of Norfolk, Commonwealth of Massachusetts, shown as Lot 6 on a plan of land captioned "Subdivision Plan of Land in Franklin, MA" dated October 31, 1986 by Beals and Thomas, Inc., and recorded with the Norfolk Registry of Deeds in Plan Book 350, Page 211A, containing 8.433 acres according to said Plan, more particularly described in Exhibit A attached hereto and made a part hereof and located at Eight Forge Park, together with all buildings, improvements, fixtures, and all property of every kind, character and description owned by Seller located in, on, attached to, or used in connection therewith (the "Improvements" and hereinafter the Real Estate and Improvements are referred to as "the Property"), all privileges and appurtenances pertaining thereto including any right, title and interest, if any, of Seller in and to adjacent streets, alleys, or rights-of-way and Seller's interest in and to all subleases or rents actually held by Seller and pertaining to the Property.

3. PURCHASE PRICE: The Purchase Price shall be Five Million Two Hundred Thousand and 00/100 ($5,200,000.00) Dollars payable in U.S. dollars by Buyer as follows:

                  (1) Non-refundable (except in accordance with Paragraph 13 hereof) Earnest Money Deposit in the amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars which is due when Buyer signs and submits this Contract, and is payable by immediately available funds and deposited to the order of Seller's attorney, Goodwin, Procter & Hoar LLP. The Earnest Money Deposit made hereunder shall be held in escrow by Goodwin, Procter & Hoar LLP, subject to the terms of this Agreement, and shall be duly accounted for at the closing. The balance of the Purchase Price, Four Million Seven Hundred Thousand and 00/100 Dollars ($4,700,000.00), plus or minus prorations and closing adjustments, if any, is due at the closing and must be paid to Seller by Wire Transfer.

                           Interest on the Earnest Money Deposit shall be paid over or credited in the same manner as the Earnest Money Deposit.

4. CLOSING: The Closing of the sale ("Closing") shall take place at the offices of Goodwin, Procter & Hoar LLP, Seller's attorney, in Boston, Massachusetts, or at such other location as Seller and Buyer mutually elect in writing, on or before August 19, 1996 ("Closing Date").

                  A. At the Closing, Seller shall deliver to Buyer, at Seller's sole cost and expense, the following:

                           (1) A duly executed and acknowledged Massachusetts Quitclaim Deed ("Deed") in the form attached hereto as Exhibit B, including the permitted title exceptions ("Permitted Exceptions") listed in Exhibit B-1 attached hereto and referenced in Seller's Title Insurance Policy ("Seller's Title Policy") attached hereto as Exhibit B-2;

                           (2) An assignment of lease, security deposit and prepaid rents, if any ("Assignment") in the form attached as Exhibit C;

                           (3) Tenant's Estoppel Certificate regarding the lease dated February 1, 1996 by and between Seller as Landlord and Thermo Instrument Systems Inc. ("Tenant") as tenant (the "Lease"), in the form attached as Exhibit D;

                           (4) Evidence of Seller's capacity and authority for the Closing of this transaction in the form of an Assistant Secretary's Certificate;

                           (5)  FIRPTA Affidavit in the form attached as Exhibit
                                E;

                           (6) The original, executed counterpart of the Lease; and

                           (7) All instruments, if any, necessary to enable the Buyer to obtain a Certificate of Title with respect to the portion of the Property which is registered land.

                  B. At the Closing, Buyer shall pay the cash portion of the Purchase Price including prorations and adjustments, if any, and execute all other documents necessary to closing this transaction.

                  C. Buyer shall obtain an owner's title policy from Buyer's title company (Title Company) and Buyer shall pay all premiums and costs of such Title Company and Buyer shall not be entitled to terminate this Contract by reason of a failure of title that arises because of the failure of Buyer's Title Company to insure by endorsement or otherwise that which Seller's Title Company, Commonwealth Land Title Insurance Company, is willing to so insure.

5. POSSESSION: The possession of the Property, subject to the rights of the Tenant, as the only tenant, shall be delivered to Buyer at Closing, but Seller shall, upon request of Buyer, allow Buyer or Buyer's agents, representatives or employees continued access to the Property at reasonable times prior to Closing. Buyer shall indemnify, defend, and save harmless Seller for any of Buyer's or Buyer's agents, representatives or employees' acts or failure to act which may give rise to any liability, damage costs or expenses of Seller in connection with any of Buyer's continued access to or inspection of the Premises.

6.       SALES EXPENSE TO BE PAID IN CASH AT OR PRIOR TO CLOSING:

         A. SELLER'S EXPENSE: All costs of local transfer taxes; 1/2 of any escrow fee; preparation of the documents listed as items
                  (1) - (4) in Article 4, Paragraph A; Real Estate Brokerage fees pursuant to the Exclusive Listing Agreement between Lynch Murphy Walsh & Partners and Seller and other expenses stipulated to be paid by Seller under provisions of this Contract.

         B. BUYER'S EXPENSES: All costs of recording of the Deed; expense of ALTA Title Policy and ALTA Survey; 1/2 of any escrow fee; copies of restrictions, easements, reservations, or conditions affecting the Property; and expenses stipulated to be paid by Buyer under other provisions of this Contract.

7. PRORATIONS: Assessments, current real estate taxes and rents shall be prorated as of date of the Closing, except that there shall be no adjustment for same if paid through Closing by Tenant. No proration shall be made at Closing for delinquent rents existing as of Closing, which rents will be collected after Closing by Buyer and will be delivered to Seller promptly after collection by Buyer less prorations and costs of collections, if any. At the Closing, Seller shall credit to Buyer with the amount of any prepaid rents paid to Seller by the Tenant of the Property for periods subsequent to the date of the Closing. Any special assessments applicable to the Property for improvements previously made to benefit the Property shall be prorated through the Closing. All other assessments to the Property shall be the responsibility of Buyer. Seller shall credit or assign to Buyer at Closing the amount of any security deposits, if any, delivered to Seller by the Tenant of the Property pursuant to the Lease of the

         Property, including but not limited to, all rental security, cleaning, utility, key damage, and other deposits in the possession of Seller. All other ordinary operating expenses of the Property, including but not limited to, public utility charges, maintenance, management, and other normal operation charges shall be prorated as of the Closing Date. The expenses of any proceeding affecting real estate taxes assessed against the Property (including attorney's fees) shall be prorated between Seller and Buyer in proportion to the time periods to which allocable. Real estate tax assessment reductions, tax refunds and credits received after the Closing that are attributable to the tax year during which the Closing occurs shall be prorated between Seller and Buyer, after deducting the expenses of collection thereof (including attorney's fees), which obligation shall survive the Closing.

8.       SELLER'S DEFAULT:

         A. If Seller shall be unable to convey title to the Property at Closing in accordance with the provisions of this Contract, Buyer may elect to accept such title as Seller conveys with a credit against the monies payable at the Closing equal to the reasonably estimated cost as agreed upon by Buyer and Seller to cure the same (up to the Maximum Expense described below), but without any other credit or liability on the part of Seller. If Buyer shall not so elect, this Contract shall be terminated and sole liability of Seller in the absence of fraud or deceit shall be to cause the refund of the Earnest Money Deposit and accrued interest, if any, to Buyer. Seller shall not be required to bring any action or proceeding or to incur any expense in excess of two percent of the Purchase Price (the

                  "Maximum Expense") to cure any title defect, but the foregoing shall not permit Seller to refuse to pay off existing mortgages which are unpermitted title exceptions.

         B. If Seller shall default with respect to Seller's obligation to convey the Property, Buyer may, as its sole remedy, either (i) terminate this Contract in which event the Earnest Money Deposit shall be due and payable to Buyer as liquidated damages or (ii) bring an action for specific performance. Buyer acknowledges that under no circumstances except Seller's fraud or deceit shall Seller be liable for Buyer's damages, consequential, actual, punitive, speculative, or otherwise.

9. BUYER'S DEFAULT: Unless otherwise provided herein, if Buyer fails to comply with the terms and conditions hereof, Seller may terminate this Contract, in which event the Earnest Money Deposit shall be due and payable to Seller as liquidated damages, and this shall be the Seller's sole remedy at equity or law. Buyer shall be liable for payment of Earnest Money Deposit if not previously paid. The parties agree that actual damages in the event of default are difficult to ascertain and further agree that the amount set forth as liquidated damages is a reasonable estimate of the damages to Seller in the event of Buyer's default. Such sum is intended to be liquidated damages, and not a penalty.

10.      REPRESENTATION, WARRANTIES AND COVENANTS OF SELLER:

         A. As of the date of the execution of this Contract, Seller hereby represents and warrants to Buyer that:

                  (1) Seller is duly authorized and empowered to sell the Property.

                  (2) Seller has paid or will pay, through the Closing, all taxes, charges, debts, and other assessments due by Seller including all Brokerage commissions due to Lynch, Murphy, Walsh and Partners in connection with the Lease with respect to the Property which are now or previously were due and payable unless same are being contested.

                  (3) To the best of Seller's knowledge, as defined in subsection 7 of this Paragraph 10A, Seller has received no written notice and is unaware of the commencement of any legal action against Seller for the damaging, taking or acquiring of all or any part of the Property, either temporarily or permanently, by condemnation or by exercise of the right of eminent domain.

                  (4) To the best of Seller's knowledge, there is no pending litigation against the Seller relating to the Property or the Lease, except matters which are covered by Seller's insurance program.

                  (5) To the best of Seller's knowledge, the Lease is in full force and effect.

                  (6) Seller shall maintain in full force and effect until Closing, the insurance policies covering the Property.

                  (7) Except as noted in Exhibit F, to the best of Seller's knowledge, Seller has not received any written notice of any violation of law or governmental ordinances, orders or requirements, including any notice with respect to any environmental rules and regulations relating to the Property, that was issued prior to the date of the Contract to Seller by any governmental department or agency having jurisdiction as to the conditions affecting the Property, and with respect to which any corrective action was not completed prior to the date of the execution of this Contract by Seller.

                  (8) All references in this Agreement to the "actual knowledge" or "knowledge" of Seller shall refer only to the current, (i.e., upon execution of this Agreement and at Closing) actual knowledge of the Designated Employee (as hereinafter defined) Short Hills, New Jersey PREI Transactions Office of PREI and shall not be construed to refer to the knowledge of any other office, officer, agent or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, including but not limited to the contents of the files, documents and materials made available to or disclosed to Buyer: Seller affirmatively states that neither it nor the Designated Employees have reviewed such files, documents, or materials and that Seller's representations and warranties hereunder are made only as to the actual knowledge of the Designated Employee and not as to or based upon the contents of any such files, documents, materials or any other files, documents or materials in any other office of Seller. For purposes of this Agreement, the term "Designated Employee" shall refer to Gary Picone.

         B. The representations and warranties contained in Paragraph 10A herein shall be deemed made by Seller to Buyer as of the Closing Date unless Seller notifies Buyer in writing to the contrary.

         C. From the date of this Contract until the Closing Date or earlier termination of this Contract, Seller covenants to:

                  (1) Operate the Property diligently and in the ordinary course of its business;

                  (2) Keep, maintain, and repair the Property in its present condition, reasonable wear and tear excepted;

                  (3) Keep, observe, and perform its obligations as landlord under the Lease, and as long as Tenant is not in default under the Lease, not cause the termination of the Lease;

                  (4) Not to enter or amend or modify the Lease without the consent of Buyer which shall not be unreasonably withheld or delayed;

                  (5) Not further encumber the Property or modify the terms or conditions of any existing encumbrances without Buyer's consent which shall not be unreasonably withheld or delayed; and

                  (6) Not take, or omit to take, any action that would have the effect of violating any of the representations, warranties, covenants, and agreements of Seller contained in this Contract.

         D. If any representation or warranty in this Contract is known by Buyer, prior to Closing, to be untrue or Buyer knows that any covenant has not been performed or is not remedied by Seller prior to Closing except those liens, charges or unpaid bills or expenses that can be remedied by funds paid by Seller at Closing out of the Purchase Price, Buyer may, as its sole remedy, either (i) terminate this Contract whereupon the Earnest Money Deposit shall be refunded to Buyer, and neither party shall have any further rights or obligations pursuant to this Contract, or (ii) waive its objections and close the transaction without abatement of the Purchase Price.

11.      REPRESENTATION, WARRANTIES AND COVENANTS OF BUYER:

         A.       Buyer represents, warrants and covenants to Seller as follows:

                  (1) Buyer has all requisite power and authority to consummate the transaction contemplated by this Contract and by proper proceedings duly authorized the execution and delivery of this Contract and the consummation of the transaction contemplated hereby;

                  (2) This Contract, when executed and delivered by Buyer and Seller, will constitute the valid and binding agreement of Buyer; and

                  (3) Neither the execution and delivery of this Contract nor the consummation of the transaction contemplated hereby will violate or be in conflict with (i) any applicable provisions of law, (ii) any order of any court or government agency having jurisdiction over the Buyer, or (iii) any agreement or instrument to which Buyer is party or by which Buyer is bound.

                  (4) Buyer's source of funds for the purchase of the Property come from a publicly traded real estate investment trust and funds borrowed from banks and other lending institutions.

         B. From the date of this Contract, Buyer covenants to Seller that, in addition to the acts and deeds recited herein and contemplated to be performed, executed, and

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                  delivered by Buyer, Buyer shall perform, execute, and deliver or cause to be performed, executed, and delivered at, prior to, or after the Closing, any and all further reasonable acts, deeds, and assurances as Seller or the Title Company may reasonably require consistent with Buyer's obligations under this Contract in order to consummate the transaction contemplated herein.

12. SURVIVAL OF WARRANTIES: The representations and warranties and covenants (to the degree applicable) of Seller and Buyer set forth in Sections 10 and 11 above shall survive the Closing for a period of one
         (1) year from the date hereof.

13. BUYER'S DUE DILIGENCE; CONDITION OF SALE: For the period beginning on the date of this Contract and ending twenty-seven (27) days thereafter (the "Diligence Period"), Buyer shall have access to the Property (subject to the rights of Tenant under the Lease) for the purpose of conducting, at its sole cost and expense, Buyer's due diligence review and examination of all documents, books, files and records of Seller pertaining to the Property which Buyer deems important or material to Buyer. During the Diligence Period, Seller shall make available to Buyer all files of Seller relating to the Project requested by Buyer. During the Diligence Period, Buyer shall
         (a) make such inspections of the Property, market conditions, laws, ordinances, regulations or any other aspects of the proposed transaction as Buyer deems necessary and (b) conduct its own investigation with respect to the structural integrity of the Property and (c) conduct such tests and surveys, and engage such specialists as Buyer deems appropriate to fairly evaluate the Property and its risks as to matters regarding Hazardous Substance (the "Buyers Tests"). "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by a local government, the Commonwealth of Massachusetts, or the United States Government. "Hazardous Substances" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCB's") and petroleum. Except as set forth in Paragraph 10 herein, Buyer shall not rely on any representation or warranty of Seller.

                   Buyer or a representative of Buyer shall continue to have access to the Property (subject to the rights of Tenant under the Lease) after the Diligence Period, but prior to the Closing Date during normal business hours if Buyer notifies Seller twenty-four (24) hours in advance of the time Buyer desires access to the Property and Buyer is accompanied by a representative of Seller during any such visit to the Property. Seller agrees to either cooperate with Buyer to provide such representative or to waive the foregoing requirement.

                  Buyer is responsible for any and all losses, damages, charges and other costs associated with such inspections, studies, and access, and Buyer covenants and agrees to return the Property to the same condition as existed prior to such inspections and studies. Buyer agrees not to allow any liens to arise against the Property as a result of such inspections and studies and agrees to indemnify and hold Seller harmless from and against any and all claims, charges, actions, costs, suits, damages, injuries, or other liabilities which arise, either directly or indirectly, from Buyer's or its agent's or employee's entry onto the Property prior to Closing. The obligations of Buyer set forth in this paragraph shall survive the termination or performance of this Contract. Upon Buyer's execution and delivery of this Agreement to Seller, SELLER AND BUYER AGREE THAT (A) THE PROPERTY SHALL BE SOLD "AS IS" (AS HEREINAFTER DEFINED), WHERE IS, WITH ALL FAULTS" WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE,
         (B) SELLER HAS NO OBLIGATION TO CONSTRUCT OR REPAIR ANY IMPROVEMENTS ON THE PROPERTY OR TO PERFORM ANY OTHER ACT REGARDING THE PROPERTY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND (C) EXCEPT AS SET FORTH IN PARAGRAPH 10 HEREOF, SUCH SALE SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, WARRANTY OF INCOME POTENTIAL, OPERATING EXPENSES, USES, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE BUT SPECIFICALLY EXCLUDING THE CONDITION OF TITLE TO BE GIVEN IN THE QUITCLAIM DEED AS SET FORTH IN PARAGRAPH 13 HEREOF) AND SELLER DOES HEREBY DISCLAIM AND RENOUNCE ANY SUCH REPRESENTATION OR WARRANTY. THE SOLE OBLIGATION OF SELLER WITH RESPECT TO THE PHYSICAL CONDITION OF THE PROPERTY SHALL BE TO DELIVER POSSESSION OF THE PROPERTY IN SUBSTANTIALLY THE SAME CONDITION (EXCLUDING NORMAL WEAR AND TEAR AND CASUALTY DAMAGE EXCEPT AS SET

         FORTH IN PARAGRAPH 15 HEREOF) AS EXISTED AS OF THE  DATED
         HEREOF.
                  For purposes of this Agreement, the term "AS IS" shall mean (without limitation thereon) AS IS with respect to (a) the physical condition of the Property (including defects seen and unseen and conditions natural and artificial), (b) title to the Property as disclosed by the Seller's Title Policy, a copy of which is attached as Exhibit B-2, and subject to the Permitted Exceptions, (c) any documents, agreements or restrictions encumbering the Property and previously disclosed to Buyer and (d) all laws, ordinances, rules and regulations to which the Project is subject under any applicable governmental or regulatory jurisdiction.

                  By its execution of this Agreement, Buyer hereby: (a) releases Seller from any and all liability to Buyer and to Buyer's successors in interest attributable to the presence, discovery or removal of any Hazardous Substance in, at, or under the Property, (b) as between Buyer and Seller, takes responsibility and liability for all obligations attributable to any Hazardous Substance in, at, or under the Property, and (c) shall at all times comply with all applicable federal and state laws, rules and regulations involving Hazardous Substance in, at, or under the Property or their removal from the Property. Notwithstanding the foregoing, Buyer shall not be liable to Seller, or responsible to Seller in any respect, for any cleanup or remediation obligations with respect to the Property attributable to any Hazardous Substances, in, at, or under the Property prior to Closing or for any loss or damage Seller may sustain as a result of actions against Seller by third parties and in connection therewith, Buyer

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



         shall be entitled to seek enforcement of any order or directive by a court or other authorized governmental body having jurisdiction, directed to Seller, which obligates Seller for the cleanup or remediation of the Property on account of any Hazardous Substance in, at, or under the Property prior to Closing. Notwithstanding anything herein to the contrary, the agreements of Buyer set forth in this Paragraph 13 shall survive the closing and shall be enforceable at any time.

                  Buyer acknowledges that it is a condition precedent to the closing of the transaction and Seller's obligation to deliver the Deed (as defined in Paragraph 4A hereof) that Seller receive at closing from Buyer a fully executed and sworn affidavit and agreement in the form attached hereto as Exhibit G.

                  Prior to the expiration of the Diligence Period, Buyer may terminate this Contract by giving written notice stating the reasons for its decision to terminate the Contract (the "Termination Notice"), and thereafter the Earnest Money Deposit, including interest accrued thereon, shall be returned to Buyer, and Seller and Buyer shall have no further obligations or liabilities to each other. In the event that this contract is terminated by Buyer, Seller shall have access to the Buyer's Test. If Buyer gives notice to Seller prior to the expiration in the Diligence Period that it waives any right not to purchase the property based on its due diligence investigations or if Buyer fails to give the Termination Notice prior to the expiration of the Diligence Period, Buyer shall conclusively and unconditionally be deemed to have elected (i) to waive its right to terminate this contract under this
         Section 13 (ii) to purchase the property in accordance with the terms hereof.

14. CONDEMNATION. If, prior to Closing, condemnation proceedings are commenced against any portion of the Property (except for road widenings not affecting any structure or parking on the Property), Buyer may, at its option, terminate this Contract by written notice to Seller within ten (10) days after Buyer is advised of the commencement of such condemnation proceedings and the Earnest Money Deposit shall be refunded to Buyer, or Buyer shall have the right to proceed to consummate the purchase of the Property, in which event Buyer may appear and defend any such condemnation proceedings, and any award in condemnation shall become the property of Buyer and the Purchase Price shall not be reduced.

15. CASUALTY LOSS: Risk of loss by damage or destruction to the Property prior to the Closing shall be borne by Seller. If Seller elects to repair, Seller shall proceed with due diligence to complete such repairs prior to the Closing Date. If Seller cannot complete such repairs prior to the Closing Date, Seller, upon written notice to Buyer at least five (5) business days before the Closing, shall be entitled to extend the Closing Date for a period of time not to exceed one hundred and twenty (120 ) days. If Seller elects not to repair, Buyer may, upon written notice to Seller within ten (10) business days of such damage or destruction, either (a) terminate this Contract in which event the Earnest Money Deposit shall be refunded to Buyer, and neither party shall have any further rights or obligations pursuant to this Contract, or (b) elect to close the transaction, in which event, at Buyer's option, either (i) Seller's right to all insurance proceeds resulting from such damage or destruction shall be assigned in writing by Seller to Buyer, without affecting the Purchase Price, or (ii) the Purchase Price shall be reduced by the mutually agreed upon estimated cost of repair or replacement of the damaged property. Any dispute as to the determination of the estimated cost of repair shall not delay Closing. A sufficient amount to cover such cost as may be acceptable to both parties plus ten percent (10%) shall be held in escrow and any unresolved issues shall be settled by arbitration under the rules of the American Arbitration Association ("AAA") and each party agrees to submit to the jurisdiction of the AAA. The arbitration award shall be enforceable in a court of competent jurisdiction in the state where the Property is located.

16. ASSIGNMENT. Buyer may not assign this Contract or any rights thereunder, except to a corporation wholly owned by Buyer and provided Buyer gives Seller notice of such assignment at least five (5) days prior to Closing and remains liable for Buyer's obligations hereunder. Any such assignee shall reaffirm Buyer's representation number 5 set forth on Page 10. Notwithstanding anything to the contrary contained herein, Buyer shall not assign this Contract or any rights thereunder if such assignment results in a prohibited transaction under ERISA, as more fully set forth in Paragraph 17 hereof.

17. ERISA COMPLIANCE. Buyer hereby represents and warrants that the assets of the Buyer involved in this Transaction do not constitute "plan assets" within the meaning of Department of Labor Regulations, Section 2510.3-101 of any employee benefit plan subject to Title 1 of the Employee Retirement Income Security Act of 1974 as amended.

18. BROKERAGE. Buyer and Seller represent to one another that neither has dealt with any broker or other intermediary with regard to this transaction except for Lynch Murphy Walsh & Partners (the "Broker"). Each shall indemnify, defend and hold the other harmless from and against any claims or damages occurring as the result of a breach of the foregoing representation. Buyer acknowledges that the Broker represents Seller. Seller agrees to pay a Sales Commission to Broker at Closing pursuant to Seller's Exclusive Listing Agreement with Broker.

19. NOTICES: All notices, elections, consents, demands and communications (collectively called "Notices" or individually called "Notice") shall be in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid, express mail or mailgram, or by facsimile (provided a copy is contemporaneously sent by a nationally recognized overnight carrier), and, if sent to Buyer, addressed to Buyer at Buyer's address on the signature page of this Contract and, if sent to the Seller, addressed to the Seller at Seller's address given on the signature page of this Contract. Copies of all Notices shall be sent to the Attorneys and Brokers for the respective parties, if identified on the signature page or in Paragraph 1 of this Contract. Either party may, by written notice to the other, change the address to which notices are to be sent. Unless otherwise provided herein, all notices shall be deemed given when personal delivery is effected or when deposited in any branch, station or depository maintained by the U.S. Postal Service or the express mail service within the United States of America, except that a Notice of a change of address shall be deemed given when actually received. Seller's affidavit of the date and time of deposit in a mailbox or with the express mail service or the postmark, whichever is earlier shall constitute evidence of the effective date when the notice has been given.

20. NO RECORDING: Neither this Contract nor any type of memorandum thereof shall be recorded with the office of the Register of Deeds or with any other governmental agency, and any purported recordation or filing hereof by Buyer shall constitute a default on the part of Buyer.

21. ENTIRE AGREEMENT: This Contract constitutes the entire agreement between Seller and Buyer with respect to the subject matter hereof and supersedes all prior understandings and agreements. There are no representations, agreements, arrangements or understandings, oral or written, between Seller and Buyer, relating to the subject matter contained in this Contract which are not fully expressed or referred to herein.

22. FURTHER ASSURANCES: Either party shall execute, acknowledge and deliver to the other party such instruments and take such other action, in addition to the instruments and actions specifically provided for herein at any time and from time to time after execution of this Contract whether before or after the Closing, as such other party may reasonably request in order to effectuate the provisions of this Contract or the transaction contemplated herein or to confirm or perfect any right to be created or transferred hereunder or pursuant to this transaction, provided that neither party shall be required to incur any material expense in connection therewith.

23. SEVERABILITY: If any clause or provision of this Contract is held to be invalid or unenforceable by any court of competent jurisdiction as against any person or under any circumstances, the remainder of this Contract and the applicability of any such clause or provision to other persons or circumstances shall not be affected thereby. All other clauses or provisions of this Contract, not found invalid or unenforceable, shall be and remain valid and enforceable.

24. TIME: Time is of the essence in the performance of all covenants, agreements, or obligations under this Contract.

25. STRICT COMPLIANCE/WAIVER: Any failure by either party to insist upon strict performance by the other party of any of the provisions of this Contract shall not be deemed a waiver of any of the provisions hereof, irrespective of the number of violations or breaches that may occur, and each party, notwithstanding any such failure, shall have the right thereafter to insist upon strict performance by the other of any and all of the provisions of this Contract.

26. GOVERNING LAW: The provisions of this Contract and all questions with respect to the construction and enforcement thereof and the rights and liabilities of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts without regard to the application of any conflicts of law provisions.

27. WAIVER OF TRIAL: Except as prohibited by law, the parties shall, and they hereby do, expressly waive trial by jury in any litigation arising out of, connected with, or relating to this Contract or the relationship created hereby. With respect to any matter for which a jury trial cannot be waived, the parties agree not to assert any such claim as a counterclaim in, nor move to consolidate such claim with, any action or proceeding in which a jury trial is waived.

28. ATTORNEYS FEES: A party to this Contract who is the prevailing party in any legal proceeding against any other party brought under or with respect to this Contract or the transaction contemplated hereby shall be additionally entitled to recover court costs and reasonable attorney's fees from the non-prevailing party.

29. CAPTIONS: The captions in this Contract are for convenience and reference only and in no way define, limit or describe the scope of this Contract or the intent of any provision hereof.

30. NO ORAL CHANGES: This Contract cannot be changed or any provision waived orally. Any changes or additional provisions or waivers must be set forth in a rider attached hereto or in a separate written agreement signed by the parties.

31. EXHIBITS: All Exhibits described herein and attached hereto are incorporated herein by this reference for all purposes.

32. COUNTERPARTS: This Contract may be executed in a number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS HEREOF, Buyer and Seller have executed this Contract as of this day of July, 1996.


BUYER:                          MGI PROPERTIES, a Massachusetts Business Trust


                                BY: /s/ Robert Ware
                                        Robert Ware
                                       (Print Name)

                               ITS:     Executive Vice President


                            ATTEST: /s/ Phillip C. Vitali
                                        Phillip C. Vitali
                                       (Print Name)
                               ITS:     Executive Vice President and Treasurer



BUYER'S ADDRESS:                        30 Rowes Wharf
                                        Boston, Massachusetts  02110

BUYER'S PHONE:                          (Phone)  (617) 330-5335
                                        (Fax)    (617) 330-5046


BUYER'S ATTORNEY:                       Neil Grundman, Esq.

ATTORNEY ADDRESS:                       Olshan Grundman Frome & Rosenweig
                                        505 Park Avenue
                                        New York, New York 10022

                                        (Phone)   (212) 753-7200
                                        (Fax)     (212) 755-1467

SELLER:                         PRUDENTIAL REALTY ACQUISITION FUND II
                                LIMITED PARTNERSHIP

                                PRUDENTIAL REALTY PARTNERSHIPS, INC., its
                                General Partner


                                By: /s/

                                        (Print Name)


                               ITS:

                            ATTEST:
                                        (Print Name)
                               ITS:


SELLER'S ADDRESS:               c/o Prudential Real Estate Investors
                                51 JFK Parkway
                                Short Hills, NJ 07078
                                Attention:  Gary H. Picone

SELLER'S PHONE:                 (Phone)       (201) 912-7302
                                (Fax)         (201) 912-7309

SELLER'S ATTORNEYS:             Daniel J. Mullen, Esq.
                                (Phone)       (617) 570-1840
                                (Fax)         (617) 227-8591

                                Jamie C. Mann, Esq.
                                (Phone)       (617) 570-1453
                                (Fax)         (617) 227-8591

                                    EXHIBIT A

         A certain parcel of unregistered and registered land, together with the buildings and other improvements thereon, situated in Franklin, Norfolk County, Massachusetts, shown as Lot 6 on a plan (the "Recorded Plan") entitled "Subdivision Plan of Land in Franklin, MA" dated October 31, 1986, by Beals and Thomas, Inc., recorded with the Norfolk Registry of Deeds in Plan Book 350, Plan 211A, bounded and described as follows:

SOUTHWESTERLY          by the northeasterly side line of Forge Parkway as
                       shown on said plan, in three courses measuring together three hundred thirty-five and 64/100
                       (335.64) feet;

NORTHWESTERLY          by Lot 5 as shown on said plan two hundred fifty-
                       three and 22/100 (253.22) feet;

NORTHERLY              by Lot 5 and L.C. Lot No. 33 (shown as Lot No.
                       38 on Land Court Plan 7594-8) as shown on said plan in four courses measuring together seven hundred seventy-nine and 31/100 (779.31) feet;

EASTERLY by land shown on said plan as now or formerly of Donald G. Ranieri and Mary E. Ranieri, and now or formerly of Northco Realty Company Limited Partnership, in two courses measuring together four hundred sixty-six and 00/100 (466.00) feet;

SOUTHWESTERLY          by Lot 27 as shown on said plan, five hundred eight
                       and 06/100 (508.06) feet; and

SOUTHERLY              by the same in two courses measuring together three
                       hundred ninety-six and 03/100 (396.03) feet.

         Containing 8.433 (plus or minus) acres of land, more or less, according to said plan.

         The registered portion of the premises is bounded and described as follows:

SOUTHWESTERLY          by the northeasterly side line of Forge Parkway as
                       shown on the plan hereinafter referred to, in two courses measuring together two hundred nine and 06/100 (209.06) feet;

NORTHERLY              by said unregistered portion of the premises, in
                       two courses measuring together four hundred twenty-one and 68/100 (421.64) feet;

WESTERLY               by the same, one hundred forty-two and 23/100
                       (142.33) feet;

NORTHERLY              by L.C. Lot No. 33 as shown on said plan, in two
                       courses measuring together four hundred seventy-three and 83/100 (473.83) feet;

EASTERLY by land shown on said plan as now or formerly of Donald G. Ranieri and Mary E. Ranieri, and now or formerly of Northco Realty Company Limited
                       Partnership, in two courses measuring together four hundred sixty-six and 00/100 (466.00) feet;

SOUTHWESTERLY          by Lot 27 as shown on said plan, five hundred
                       eight and 06/100 (508.06) feet; and

SOUTHERLY              by the same in two courses measuring together three
                       hundred ninety-six and 03/100 (396.03) feet.

         All of said boundaries are located as shown on a plan (the "Land Court Plan") entitled "Subdivision Plan of Land in Franklin, MA (Norfolk County) Being a Subdivision of Lot 26 Shown on Land Court Plan 7594-5" dated October 31, 1986, by Beals and Thomas, Inc., filed with the Land Registration Office in Boston, and said registered parcel is shown thereon as L.C. Lot No. 32. Said registered parcel is also to be shown as Lot 37 on a plan to be drawn by the Land Court Engineers and to be filed with the Norfolk County Registry District of the Land Court as Plan No. 7594-8.

                                    EXHIBIT B

                             Form of Quitclaim Deed

         PRUDENTIAL REALTY ACQUISITION FUND II LIMITED PARTNERSHIP, a Delaware limited partnership authorized to do business in Massachusetts with a principal place of business at 751 Broad Street, Newark, New Jersey 07102 (the "Grantor") for consideration paid of Five Million Two Hundred Thousand and 00/100 Dollars ($5,200,000) grants to______________, a Massachusetts ________________, with an address c/o MGI PROPERTIES, 30 Rowes Wharf, Boston, Massachusetts 02110
(the "Grantee")

               with quitclaim covenants

         the land, with the building thereon, described in Exhibit A, Legal Description of the Premises, attached hereto and incorporated herein.

         Said premises are conveyed subject to a lease dated February 1, 1996 to Thermo Instruments Systems Inc., the Grantor's interest in which is hereby assigned to the Grantee. Said Premises are further conveyed subject to the permitted title exceptions set forth on Exhibit B attached hereto and subject to any and all other matters of record to extent still in full force and effect and applicable.

         The premises are conveyed subject to real estate taxes for fiscal 1997 and thereafter. This conveyance does not constitute a conveyance of all assets of the Grantor.

         Executed under seal as of this _____ day of ____________________, 1996.

                                        PRUDENTIAL REALTY ACQUISITION
                                        FUND II LIMITED PARTNERSHIP, a
                                        Delaware limited partnership

                                        PRUDENTIAL REALTY PARTNERSHIPS,
                                        INC., its General Partner


                                             By:
                                                  Name:
                                                 Title:

                               STATE OF NEW JERSEY

____________, ss.                                           _____________, 1996

         Then personally appeared before me the above-named __________________, of Prudential Realty Partnerships, Inc., the General Partner of Prudential Realty Acquisition Fund II Limited Partnership, and acknowledged the foregoing instrument to be his free act and deed in said capacity, before me.

                                                   ___________________________
                                                   Notary Public

                                                   My commission expires:_____

                                   EXHIBIT B-1


1.     Taxes which are not yet due and payable.

2. Title to and rights of the public and others entitled thereto in and to those portions of the insured premises lying within the bounds of Forge Parkway.

3. Terms and provisions of an Order of Court, Case No. 7594-S, dated June 12, 1986 and filed with the Norfolk Registry District of the Land Court as Document No. 492399.

4. Rights and easements granted by James R. Allen, Thomas M. Alperin, William E. Balsinger, Seymour Baskin, and John P. Bollig, as Trustees of Forge Park Realty Trust to New England Telephone and Telegraph Company, recorded with Norfolk Registry of Deeds on September 17, 1986, as Instrument No. 106868; and filed with said Registry District as Document No. 501367.

5.     Utility Easement granted by Thomas M. Alperin, Theodore R. Tye, Bernard
       D. Horan and James W. Wetzel, Trustees of SRW Realty Trust to James R. Allen, Thomas M. Alperin, William E. Balsinger, Seymour Baskin and John
       P. Bollig, Trustees of Forge Park Realty Trust; dated June 23, 1986, filed with said Registry District as Document No. 493443.

6. Rights, reservations, easements, restrictions, covenants, and agreements set forth in deed from James R. Allen, Thomas M. Alperin, Theodore R. Tye, Seymour Baskin and John P. Bollig, as Trustees of Forge Park Realty Trust to James R. Allen, Thomas M. Alperin, Theodore R. Tye, Seymour Baskin and John P. Bollig, as Trustees of Eight Forge Park Realty Trust, dated April 27, 1987, recorded with said Deeds in Book 7542, Page 212; and filed with said Registry District as Document No. 519870; as affected by Certificate regarding compliance with restrictions dated September 30, 1987, recorded with said Deeds on October 1, 1987 as Instrument No. 117570 and filed with said Registry District as Document No. 532474.

7. Terms and provisions of Eight Forge Park Grant of Easement from James R. Allen, Thomas M. Alperin, Theodore R. Tye, Seymour Baskin and John P. Bollig, as Trustees of Forge Park Realty Trust to James R. Allen, Thomas
       M. Alperin, Theodore R. Tye, Seymour Baskin, and John P. Bollig, as Trustees of Eight Forge Park Realty Trust dated September 29, 1987, recorded with said Deeds on October 1, 1987 as Instrument No. 117568; and filed with said Registry District as Document No. 532472; as affected by Eight Forge Park Subordination Agreement by Allomon Corporation dated September 23, 1987, recorded with said Deeds on October 1, 1987 as Instrument No. 117569; and filed with said Registry District as Document No. 532473.

8.     Rights of first refusal as set forth in deed from James R. Allen, Thomas
       M. Alperin, Theodore R. Tye, Seymour Baskin and John P. Bollig, as Trustees of Eight Forge Park Realty Trust to Prudential Realty Acquisition Fund II Limited Partnership dated September 30, 1987, recorded with said Deeds on October 1, 1987 as Instrument No. 117571 and filed with said Deeds Registry District as Document No. 532475.

9. Such state of facts as is disclosed on plan entitled "Plan of Land In Franklin, MA (Norfolk County)", by Beals and Thomas, Inc. dated September 24, 1987; and, as such survey may be updated in connection with Buyer's purchase of the Property on accompanying Surveyor's Report And Certification dated September 24, 1987.

                                    EXHIBIT C

                           Form of Assignment of Lease

         This ASSIGNMENT (this "Assignment") is made as of the ____ day of ____, 1996, by and between Prudential Realty Acquisition Fund II Limited Partnership, a Delaware limited partnership having a principal place of business at 751 Broad Street, Newark, New Jersey ("Seller"), and __________________, a Massachusetts ____________ having a principal place of business at c/o MGI PROPERTIES, 30 Rowes Wharf, Boston, Massachusetts 02110 ("Buyer").

         Buyer is today purchasing from Seller the land, with buildings and improvements thereon, known as 8 Forge Park, Franklin, Massachusetts, more particularly described in Exhibit A attached hereto (the "Premises"). In consideration of such purchase and the conveyance of the Premises by Seller and other valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties agree as set forth below.

         Seller hereby assigns to Buyer, without recourse, all of Seller's right, title and interest as landlord in the lease dated February 1, 1996, by and between Seller as landlord and Thermo Instrument Systems, Inc. as tenant (the "Lease"); and as owner of the Premises in all licenses, permits and approvals of governmental authorities with respect to the Premises (the "Permits"), with respect to the period from and after the date of this Assignment. Buyer hereby accepts the foregoing assignment and assumes and agrees to perform all obligations of the landlord under the Lease and all obligations of the owner of the Premises under the Permits, with respect to the period from and after the date of this Assignment.

         Seller makes no representation or warranty whatsoever with respect to the Lease and Permits.

         Seller hereby agrees to indemnify the Buyer against and hold the Buyer harmless from all costs, claims, and liabilities of the landlord under the Lease arising with respect to the period prior to the date of this Assignment, and the Buyer hereby agrees to indemnify the Seller against and hold the Seller harmless from all costs, claims, and liabilities of the landlord under the Lease arising with respect to the period from and after the date of this Assignment.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Buyer and the Seller have caused this Assignment to be executed under seal by their duly authorized representatives as of the day and year first above written.

                                    SELLER

                                    PRUDENTIAL REALTY ACQUISITION
                                    FUND II LIMITED PARTNERSHIP

                                    PRUDENTIAL REALTY
                                    PARTNERSHIPS, INC., its General Partner


                                      By: ______________________________
                                          Name:
                                          Title:

                                      BUYER

                                      By: ______________________________
                                          Name:
                                          Title:

                                    EXHIBIT D

                          Form of Estoppel Certificate


Prudential Realty Acquisition Fund II Limited Partnership
c/o Prudential Real Estate Investors
51 JFK Parkway
Short Hills, NJ 07078


_____________________ ("Buyer")
c/o MGI Properties
30 Rowes Wharf
Boston, Massachusetts, 02110


         Re:      Lease Agreement dated:  February 1, 1996
                  Lease Amendments (if any) dated:  None
                  Landlord:  The Prudential Insurance Company of America
                  Tenant:  Thermo Instrument Systems, Inc.
                  Demised Premises:  8 Forge Park, Franklin, Massachusetts

Ladies and Gentlemen:

         The undersigned ("Tenant") is the tenant under the above-referenced Lease Agreement (the "Lease"). Tenant understands that the Landlord has entered into a Purchase and Sale Agreement to sell the Demised Premises to the Buyer and that Buyer will rely on the representations and agreements herein contained in connection with such sale. Tenant hereby acknowledges, certifies and represents to Landlord and Buyer that:

         1. A true and accurate copy of the Lease is attached hereto as Exhibit
1. The Lease represents the entire understanding between Landlord and Tenant with respect to the leasing of the Demised Premises, and has not been modified, altered or amended. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor's rights.

         2. Tenant has accepted possession of the Demised Premises and is in occupancy under the Lease. The initial term of the Lease commenced on February 1, 1996 and expires on January 31, 2006. Tenant has no rights of extension or renewal except as set forth in the Lease and Tenant has no right to acquire or purchase the Demised Premises or any portion thereof or interest therein.

         3. The obligation to pay rent under the Lease commenced on February 1, 1996. There exists no default nor state of facts which with the passage of time or the giving of notice or both could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease. There are no offsets, deductions or credits against the rents due and payable under the Lease.

         4. Those improvements to the Demised Premises which are the Landlord's responsibility under the Lease have been completed in accordance with the terms of the Lease.

         5. Tenant has not assigned, transferred or pledged the Lease or any interest therein or sublet all or any portion of the Demised Premises as of the date hereof.

         6. There is not pending or, to the best knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

         7. Tenant agrees that, at the time Buyer succeeds to the interest of Landlord under the Lease:

                  (a) Buyer shall not be liable for any act or omission of
                      any prior landlord (including Landlord); or

                  (b) Buyer shall not be bound by any rent or additional rent which Tenant might have prepaid for more than the current month under the Lease; or

                  (c) Buyer shall not be bound by any amendments or
                      modifications of the Lease made without the consent of Buyer; or

                  (d) Buyer shall not be subject to any offsets or defenses
                      which Tenant might have against any prior landlord (including Landlord).

         8. The monthly rent due under the Lease is $39,583.33 and has been paid through July __, 1996.

         9. The Tenant has not made a security deposit with the Landlord.

         WITNESS the execution hereof under seal the _____ day of ____________, 1996.

                                        TENANT:

                                        THERMO INSTRUMENT SYSTEMS INC.


                                    By:
                                        Name:  _________________________

                                        Title:  __________________________

                          Commonwealth of Massachusetts


____________________, ss.                                    ____________, 1996


         Then, personally appeared the above-named ___________________________, of Thermo Instrument Systems Inc. and acknowledged the foregoing to be the free act and deed of said Thermo Instrument Systems Inc., before me.



                                        ____________________________
                                        Notary Public

                                        My commission expires:

                                    EXHIBIT E

                            Form of FIRPTA Affidavit

TO:   ___________________., TRANSFEREE
FROM: The Prudential Realty Acquisition Fund II Limited Partnership, TRANSFEROR


         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Transferor, the undersigned hereby certifies the following on behalf of the Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's U.S. employer identification number is ______________; and

         3. Transferor's principal office address is 751 Broad Street, Newark, New Jersey.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


                                PRUDENTIAL REALTY ACQUISITION FUND II
                                LIMITED PARTNERSHIP

                                By:  Prudential Realty Partnership, Inc., its
                                           General Partner

                                By:__________________________________

                                    Name:  __________________________

                                    Title:  _________________________


                                Date:  ________________________, 1996

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




                                    Exhibit G

                            Form of Buyer's Affidavit

STATE OF ________________

COUNTY OF _______________

         This day personally came and appeared before me, the undersigned ___________________, _____________ of ____________________, a Massachusetts
______________ ("Buyer"), who, on being duly sworn, stated under oath as follows that:

         1. Pursuant to Paragraph 13 of that certain Real Estate Sale Contract ("Sale Contract") dated _________ ___, 1996 by and between Buyer and The Prudential Insurance Company of America ("Seller"), Buyer has had access to and has (to Buyer's satisfaction) exercised its option to inspect and evaluate for potential purchase that certain property known as 8 Forge Park located in Franklin, Commonwealth of Massachusetts and more particularly described on Exhibit "A" attached hereto ("Project") and files of Seller relating thereto which Buyer felt were important or material to Buyer, and Seller made available to Buyer all files of Seller relating to the Project requested by Buyer.

         2. Buyer and experts of Buyer's choice have had access to and has (to Buyer's satisfaction (i) physically inspected the Project, (ii) analyzed the present, past and Buyer's projected use of the Project, (iii) determined the fair market value of the Project in its "As Is" condition (as defined in the Sale Contract) as of the closing date and (iv) had the opportunity to independently verify all material documents and information provided to Buyer by Seller and Seller's Agents (as hereinafter defined).

         3. Buyer has not relied upon and is not relying upon any document, representation of information provided to Buyer by Seller or Seller's Agents (as defined in Paragraph 6 below), except as otherwise provided for in the Sale Contract.

         4. There are no verbal promises or representations of Seller or Seller's Agents upon which Buyer is relying in connection with the Project or the Sale Contract. There are no unperformed written promises by Seller of Seller's Agents to Buyer in connection with the Project or the Sale Contract.

         5. The Project inspection reports listed in Schedule 1 attached hereto were prepared at Buyer's request and expense for Buyer's benefit and constitute all reports of such type which were obtained by Buyer in connection with Buyer's evaluation and decision to purchase the Project; and said reports are a source of information relied upon by Buyer in making Buyer's decision to purchase the Project and Buyer has not relied upon Seller's information or reports, each of which was disclosed for informational purposes only.

         6. Buyer hereby releases Seller from and waives any and all causes of action, claims, liabilities, damages or injury arising from, connected with or otherwise caused by: (a) statements, opinions or information obtained from Seller's brokers, contractors, property managers or similar individuals or entities engaged by Seller ("Seller's Agents") related to or involving the Project except as provided in Paragraph 10 of the Sale Contract; or (b) information withheld by Seller's Agents unless withheld at the express direction of an officer of Seller's partner and related to or involving the Project; or (c) environmental contamination existing in, at or under the Project, including but not limited to all CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended) based or related claims, liabilities or damages or environmental claims or causes of action arising from any other federal or state based statutory or regulatory cause of action. Seller's Agents include but are not limited to Seller's listing broker and Seller's property manager R. M. Bradley & Co., Inc. any other agent or representative of Seller who discussed the Project with or provided information to Buyer or Buyer's representatives.

                                        ACCEPTED AND AGREED TO:


                                        [Name of Transferee]

                                        a Massachusetts __________________


                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

STATE OF _____________

COUNTY OF ___________


BEFORE ME, the undersigned authority, on this day personally appeared _________ _____________, ____________ of ____________, a Massachusetts _____________,
known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of aid corporation.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this __________ day of __________, 1996.


                                        __________________________________

                                        Notary Public, State of __________

MY COMMISSION EXPIRES:

- ------------------------


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